UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2015 (December 17, 2015)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of December 17, 2015, the Compensation Committee (the “Committee”) of the Amedisys, Inc. (the “Company”) Board of Directors approved adding Ronald A. LaBorde, the Company’s Vice Chairman and Chief Financial Officer, as a “covered executive” under the terms of the Amedisys Holding, L.L.C. Severance Plan for Key Executives dated April 30, 2015 (the “Key Executive Severance Plan”).

In connection therewith, Mr. LaBorde agreed to relinquish any remaining rights under the terms of his Employment Agreement dated as of November 1, 2011, as amended by the First Amendment thereto dated December 29, 2011, the Second Amendment thereto dated December 19, 2012 and the Third Amendment thereto dated May 1, 2014 (as amended, the “Employment Agreement”). Although Mr. LaBorde’s “Term of Employment” (as defined in the Employment Agreement) had previously expired on December 31, 2014, this event had no effect on Mr. LaBorde’s employment status and did not terminate the underlying Employment Agreement; certain provisions of the Employment Agreement relating to, among other topics, post-employment severance payments and restrictive covenants, survived the expiry of the Term of Employment on an evergreen basis. Additional information regarding the Employment Agreement can be found in the Company’s 2015 Proxy Statement, as filed with the United States Securities and Exchange Commission on April 30, 2015 (the “2015 Proxy Statement”).

Also effective as of December 17, 2015 (the “Grant Date”), as consideration for his voluntarily agreeing to relinquish any remaining rights under the terms of his Employment Agreement, the Committee approved an equity award to Mr. LaBorde under the terms of the Company’s 2008 Omnibus Incentive Compensation Plan, a copy of which appears as an Appendix to the 2015 Proxy Statement (the “Omnibus Plan”). The equity award consisted of: (a) 75,000 time-based vesting Non-Qualified Stock Options (the “Time-Based Vesting Options”), each such Option contingently entitling Mr. LaBorde to purchase one share of the Company’s common stock at an exercise price of $41.38 per share (subject to the vesting schedules and other terms and conditions appearing in the award agreement for such Options), (b) 75,000 performance-based vesting Non-Qualified Stock Options (the “Performance-Based Vesting Options”), each such Option contingently entitling Mr. LaBorde to purchase one share of the Company’s common stock at an exercise price of $41.38 per share (subject to the vesting schedules and other terms and conditions appearing in the award agreement for such Options), (c) 27,500 time-based vesting Restricted Share Units (“Time-Based Vesting RSUs”), each such RSU contingently entitling Mr. LaBorde to receive one fully-vested share of the Company’s common stock (subject to the vesting schedules and other terms and conditions set forth in the award agreement for such RSUs), and (d) 27,500 performance-based vesting RSUs (the “Performance-Based Vesting RSUs”), each such RSU contingently entitling Mr. LaBorde to receive one fully-vested share of the Company’s common stock (subject to the vesting schedules and other terms and conditions set forth in the award agreement for such RSUs).

Both the Time-Based Vesting Options and the Time-Based Vesting RSUs will vest in one-fourth increments on the first through fourth anniversaries of the grant date, provided that Mr. LaBorde remains employed by the Company on each such vesting date (subject to certain pro-rated and accelerated vesting provisions as provided under the respective award agreements for such awards). Both the Performance-Based Vesting Options and the Performance-Based Vesting RSUs shall vest, if at all, based on the certification by the Committee of the achievement of identified performance goals for fiscal years 2015 through 2018, respectively, and Mr. LaBorde’s continued employment through stated anniversaries of the Grant Date (subject to certain accelerated and pro-rated vesting provisions as provided in the award agreement for such RSUs; provided that with respect to any RSUs that have not vested for which there are performance periods that have not been completed, such pro-rated vesting shall occur only to the extent the Company achieves the performance measure for the then-applicable performance period). Assuming all of the performance conditions are satisfied, 100% of the Performance-Based Options and 100% of the Performance-Based RSUs would be fully-vested as of the fourth anniversary of the Grant Date. The Options have a ten-year term.

Contemporaneously with his formal acceptance of the equity awards described above, Mr. LaBorde and the Company agreed that the Employment Agreement would be deemed cancelled and would have no further force or effect; this had no effect on Mr. LaBorde’s employment status.

Key Executive Severance Plan

The following description of the Key Executive Severance Plan does not purport to be complete and is qualified in its entirety by reference to the Key Executive Severance Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The stated purpose of the Key Executive Severance Plan is to provide a fair framework in the event of a termination of employment in certain circumstances of certain Company key executives. As of December 17, 2015, to be eligible for benefits under the Key Executive Severance Plan, an executive (each, a “Covered Executive”) must (1) be employed by the Company (through the Company’s common payroll agent, Amedisys Holding, L.L.C.) with any of the following job titles: Chief Operating Officer, Chief Financial Officer, Vice Chairman, Chief Human Resources Officer, Senior Vice President of Government Affairs, General Counsel, Chief Information Officer, Chief Strategy Officer, Chief Clinical Operations Officer, Chief Development Officer, Senior Vice President of Accounting/Controller, Senior Vice President of Operations, Senior Vice President of Talent, or Senior Vice President of Total Rewards; (2) have been designated in writing by the Board or the Committee, as appropriate, as being covered by the Key Executive Severance Plan; and (3) have executed and delivered to the Company (and not have revoked or attempted to revoke) the Company’s Executive Protective Covenants Agreement (“EPCA” or other similarly named agreement).

If any Covered Executive is terminated by the Company without “Cause” or resigns with “Good Reason” in each case prior to a “Change in Control,” such Covered Executive shall be entitled to the following:

(a) An amount equal to one (1) times the sum of (A) the Covered Executive’s base salary, as in effect on the date of employment termination (or in the event a reduction in base salary is a basis for a termination with Good Reason, then the base salary in effect immediately prior to such reduction) and (B) the greater of (x) an amount equal to the cash bonus earned by the Covered Executive for the previous fiscal year or (y) an amount equal to twenty-five percent of the Covered Executive’s base salary, as in effect on the date of employment termination (or, in the event a reduction in base salary is a basis for termination for Good Reason, then the base salary in effect immediately prior to such reduction), which amount shall be payable in substantially equal monthly installments in accordance with the Company’s normal payroll practices for a period of 12 months; and

(b) A lump-sum payment of $2,500 for the intended purpose of purchasing health insurance, but which can be used at the discretion of the Covered Executive

Further, any unvested equity awards issued in the name of the Covered Executive as of the date of employment termination will vest in accordance with the terms contained in the applicable award agreement for such awards.

If any Covered Executive is terminated by the Company without “Cause” or resigns with “Good Reason” in each case following a “Change in Control,” such Covered Executive shall be entitled to the following:

(a) An amount equal to two (2) times the sum of (A) the Covered Executive’s base salary, as in effect on the date of employment termination (or in the event a reduction in base salary is a basis for a termination with Good Reason, then the base salary in effect immediately prior to such reduction) and (B) the greater of (x) an amount equal to the cash bonus earned by the Covered Executive for the previous fiscal year or (y) an amount equal to twenty-five (25) percent of the Covered Executive’s base salary, as in effect on the date of employment termination (or, in the event a reduction in base salary is a basis for termination for Good Reason, then the base salary in effect immediately prior to such reduction), which amount shall be payable in substantially equal monthly installments in accordance with the Company’s normal payroll practices for a period of 12 months; and

(b) A lump-sum payment of $2,500 for the intended purpose of purchasing health insurance, but which can be used at the discretion of the Covered Executive.

Further, any unvested equity awards issued in the name of the Covered Executive as of the date of employment termination will vest in accordance with the provisions of the Omnibus Plan or any successor thereto.

Under the terms of the Key Executive Severance Plan:

(a) “Cause” as it applies to the determination by the Company to terminate the employment of a Covered Executive, shall mean any one or more of the following: a Covered Executive’s (i) willful, material, and irreparable breach of their duties to the Company; (ii) gross negligence in the performance or intentional nonperformance of any of their material duties and responsibilities to the Company; (iii) willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company, which materially and adversely affects the operations or reputation of the Company; (iv) conviction or plea of nolo contendere to a felony crime; and (v) engagement in an act or series of acts constituting misconduct resulting in a misstatement of a Company’s financial statements due to material non-compliance with any financial reporting requirement within the meaning of Section 304 of The Sarbanes Oxley Act of 2002. In the event of a termination by the Company for Cause, a Covered Executive shall have no right to any severance benefits under the terms of the Key Employee Severance Plan;

(b) “Good Reason,” as it applies to the determination by a Covered Executive to terminate their employment at their own volition, shall mean the occurrence of any of the following events without their written consent: a Covered Executive (i) suffers a material diminution in their authority, responsibilities, or duties; or (ii) suffers a material reduction in their base salary, other than in connection with a proportionate reduction in the base salaries of all similarly situated senior officer-level employees. Good Reason shall not be deemed to have occurred unless (i) the Covered Executive provides the Company with notice of one of the conditions described above within 90 days of the existence of the condition, (ii) the Company is provided at least 30 days to cure the condition and fails to cure same within such 30 day period and (iii) the Covered Executive terminates employment within at least 150 days of the existence of the condition; and

(c) A “Change in Control” shall be deemed to have occurred if:

a. any person or entity, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, other than the Company or a wholly-owned subsidiary, or any employee benefit plan of the Company or any subsidiary, becomes the beneficial owner of the Company’s securities having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business);

b. as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, after the transaction less than a majority of the combined voting power of the then outstanding securities of the Company, or any successor corporation or cooperative or entity, entitled to vote generally in the election of the directors of the Company, or other successor corporation or other entity, are held in the aggregate by the holders of the Company’s securities who immediately prior to the transaction had been entitled to vote generally in the election of directors of the Company; or

c. during any period of two consecutive years, individuals who at the beginning of the period constitute the Board cease for any reason to constitute at least a majority of the Board, unless the election, or the nomination for election by the Company’s stockholders, of each director of the Company first elected during the relevant two-year period was approved by a vote of at least 2/3 of the directors of the Company then still in office who were directors of the Company at the beginning of that period.

As participants in the Key Executive Severance Plan, Covered Executives are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974, as amended. The Company, in its discretion, can amend or terminate the Key Executive Severance Plan at any time, subject to the prior approval of the Board and/or the Committee, as applicable.

Under the terms of the EPCA, Covered Executives are subject to certain restrictive covenants, including (i) prohibitions against competition for 24 months following termination of employment, (ii) prohibitions against soliciting company employees and customers for 24 months following termination of employment and (iii) a standstill provision, which prevents Covered Executives from acquiring any Company securities or seeking to effect a Change in Control of the Company (or assisting or working with others to effect a Change in Control of the Company) for a period of 24 months following termination.

Under the EPCA, Covered Executive and the Company are subject to arbitration for resolution of disputes arising out of termination of employment.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Composite Amedisys Holding, L.L.C. Severance Plan for Key Executives dated as of April 30, 2015 (inclusive of all amendments thereto adopted on or before December 17, 2015)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Scott G. Ginn
Scott G. Ginn
Senior Vice President of Finance and Accounting and Controller
(principal accounting officer)

DATE: December 22, 2015

Exhibit Index

Exhibit No.	Description

10.1	Composite Amedisys Holding, L.L.C. Severance Plan for Key Executives dated as of April 30, 2015 (inclusive of all amendments thereto adopted on or before December 17, 2015)